UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2007
The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
Registrant’s telephone number, including area code: (513) 851-4900
Not Applicable
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Effective October 26, 2007, the Board of Directors of The Hillman Companies, Inc. (the “Company”) adopted, by unanimous written consent, Amendment No. 1 to the Company’s Bylaws (the “Amended Bylaws”) that amends Article VI to allow for the issuance of uncertificated shares of the Company’s capital stock. The Amended Bylaws allow the Company to participate in the Direct Registration System (“DRS”) administered by the Depository Trust Company. The DRS allows investors to have securities registered in their names without the issuance of physical certificates. In addition, the DRS allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with the transfer of physical certificates.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Amendment No. 1 to Bylaws of The Hillman Companies, Inc. (as of October 26, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2007	THE HILLMAN COMPANIES, INC.
/s/ James P. Waters
James P. Waters
Chief Financial Officer

EXHIBIT LIST

EXHIBIT
NUMBER	DESCRIPTION

99.1	Amendment No.1 to Bylaws of The Hillman Companies, Inc. (as of October 26, 2007).